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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)

           Indiana                  333-06489               43-1664986
           Indiana                                          35-2100872
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)        Identification No.)

                         301 Fremont Street, 12th Floor
                             Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The Majestic Star Casino, LLC (the "Company") hereby furnishes a press release, issued March 15, 2005, disclosing material non-public information regarding its results of operations for the fourth quarter and year ended December 31, 2004. The full text of the press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The press release is also available on the Company's website which is www.majesticstar.com.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.  Description

99           Press Release dated March 15, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2005                THE MAJESTIC STAR CASINO, LLC

                              By:  /s/ Jon S. Bennett
                                   ------------------------------------
                                   Jon S. Bennett, Vice President and Chief
                                   Financial Officer

                              THE MAJESTIC STAR CASINO CAPITAL CORP.

                              By:  /s/ Jon S. Bennett
                                   ------------------------------------
                                   Jon S. Bennett, Vice President and Chief
                                   Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description

99           Press Release dated March 15, 2005